SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                      October 10, 2000
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             Commission File Number



                     Ohio                                31-0987416
-----------------------------------------------       ----------------
(State or other jurisdiction of incorporation)        (I.R.S. Employer
                                                   Identification Number)

             138 Putnam Street
                P.O. Box 738,
               Marietta, Ohio                                45750
---------------------------------------                   ----------
(Address of principal executive office)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On October 10, 2000, Peoples Bancorp Inc. announced the release date of the Company's earnings statement for the third quarter 2000. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

EXHIBIT NUMBER                   DESCRIPTION

99                               News Release issued October 10, 2000

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.
 .

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  October 11, 2000                   PEOPLES BANCORP INC.
                                          --------------------
                                          Registrant



                                 By: /s/  ROBERT E. EVANS
                                          Robert E. Evans
                                          President and Chief Executive Officer



                                INDEX TO EXHIBITS


Exhibit Number         Description                               Page
--------------         ------------------------------------    --------
99                     News Release issued October 10, 2000        4